UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2007

INTELISYS AVIATION SYSTEMS OF AMERICA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26777 (Commission File Number)	22-3662292 (IRS Employer Identification No.)

815 Bombardier Street

Shediac, New Brunswick E4P 1H9

Canada
 (Address of principal executive offices)

(506) 532-8515

(Registrant's Telephone Number, Including Area Code)

__________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2007, InteliSys Aviation Systems of America Inc. (the “Registrant”) executed and delivered a Promissory Note in the principal amount of $160,000 to Mohamed Juman (“Lender”) for loans being made to the Registrant as follows: $35,000 lent on March 6, 2007; $30,500 on April 1, 2007; $9,000 on July 1, 2007 and $5,500 on August 1, 2007. The principal and accrued interest at the rate of 1% above prime interest rate per annum is due and payable on the earlier of September 7, 2007 or a sale or merger of Registrant. The Registrant granted Lender a security interest in all its assets to secure its obligations under the Promissory Note. If there is a default under the Note, the Lender has the option of requiring the Registrant to repay the outstanding principal and accrued interest in preferred shares of the Registrant in an amount of $50,000.

Ralph Eisenschmid, the Chief Executive and Financial Officer of the Registrant, and Jock English, the Chief Operating Officer of the Registrant, pledged their shares in the Registrant to the Lender to secure the payment and performance of the Registrant to the Lender. The Pledgors further entered into a Voting Trust Agreement with the Lender, pursuant to which Lender was granted a proxy to vote the shares of Messrs. Eisenschmid and English.

For the terms and conditions of the Promissory Note, the Stock Pledge Agreement and the Voting Trust Agreement, reference is made to such proposals and the Court Order attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.  All statements made herein concerning the foregoing agreements are qualified in their entirety by reference to such agreements.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits

Exhibit 10.1 Promissory Note dated March 29, 2007 in the principal amount of $160,000 by InteliSys Aviation Systems of America Inc. to Mohamed Juman

Exhibit 10.2 Stock Pledge Agreement dated March 29, 2007 between Jock English and Ralph Eisenschmid in favor of Mohamed Juman

Exhibit 10.3 Voting Trust Agreement dated March 29, 2007 between Intelisys Aviation Systems of America Inc., Dr. Mohamed Juman and all of the other signatories identified o the signature pages hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELISYS AVIATION SYSTEMS

OF AMERICA INC.

(Registrant)

By:

/s/ Ralph Eisenschmid

Name:

Ralph Eisenschmid

Title:

Chief Executive Officer, President

and Director

Date:  March 30, 2007

EXHIBIT 10.1

PROMISSORY NOTE

$160,000.00	March 29, 2007

FOR VALUE RECEIVED, the undersigned, INTELISYS AVIATION SYSTEMS OF AMERICA, INC., a Delaware Corporation (the “Maker”), hereby unconditionally promises to pay to MOHAMED JUMAN, a citizen of Bahrain (the “Payee”), on or before September 6, 2007 (the “Payment Date”), at the office of the Payee at PO Box 18666, Manama, Bahrain, in lawful money of the United States, the principal sum of One Hundred Sixty Thousand and 00/100 ($160,000.00) Dollars (the “Principal Amount”); provided that the entire Principal Amount (and, if Maker is then in default, all accrued but unpaid interest thereon at the Default Rate set forth below) shall become fully due and payable upon the sale or merger of Maker with, into or to a third party.

Interest shall accrue on the outstanding Principal Amount at a rate per annum of one (1%) percentage point over the Prime Rate as reported in the Wall Street Journal from time to time (the “Interest Rate”).  All interest payable hereunder shall be computed on the basis of actual days elapsed and a year of 365 days.

Maker shall have the right to prepay all or any portion of the outstanding Principal Amount and accrued interest thereon at any time without penalty or premium. All payments hereunder when paid shall be applied first to the payment of all accrued interest and the balance shall be applied to principal.

Payee has agreed to lend up to $80,000 to Maker, as set forth below; provided that the funding of any and all sums herein shall be made only if Maker is not in default under this Note and/or the other loan documents.  The funding shall be distributed as follows:  $35,000 shall be paid on the date hereof; $30,500 on or before April 1, 2007; $9,000 on or before July 1, 2007; and $5,500 on or before August 1, 2007.

Notwithstanding any provision contained herein, the total liability of Maker for payment of interest pursuant hereto, including late charges, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from Maker, and if any payments by Maker include interest in excess of such a maximum amount, Payee shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded.

Upon the occurrence and continuance of an Event of Default hereunder, interest shall accrue on the Principal Amount at the judgment rate of interest for New York County, New York then in effect (the “Default Rate”).

1.

Events of Default.  Each of the following shall constitute an Event of Default under this Promissory Note:

a.

Non-Payment.  Default in the payment, when due or declared due, of any principal or interest payments hereunder.

b.

Non-Payment of Other Indebtedness.  Default in the payment when due, whether by acceleration, maturity or otherwise (subject to any applicable grace period), of indebtedness aggregating in excess of $50,000.00 of, or guaranteed by, Maker (other than indebtedness under this Promissory Note).

c.

Insolvency.  Maker becomes insolvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Maker, or for a substantial part of the property of Maker, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent, acquiescence or action, a trustee, receiver or other custodian is appointed for Maker; or for a substantial part of the property of Maker; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is authorized or instituted by, or instituted against, Maker; or any warrant of attachment or similar legal process is issued against any substantial part of the property of Maker.

d.

Representations and Warranties.  Any representation or warranty made by Maker under this Promissory Note shall be untrue or misleading in any respect when made.

e.

Covenants.  Maker shall have breached any of its covenants and agreements hereunder.

f.

Litigation.  There shall have been entered against Maker one or more judgments or decrees, singly or in the aggregate, in excess of $50,000.00 at any one-time outstanding.

g.

Governmental Filings.  Maker shall fail to remain in good standing in any jurisdiction where it is qualified to do business, or Maker shall fail to timely file any required report, memorandum or other filing with any federal, state or local governmental, quasi-governmental or self-regulating agency.

h.

Voting Authority.  The Board of Directors of Maker fails to obtain shareholder authority for the sale or merger of Maker (if necessary in order to consummate the proposed sale or merger of Maker), and/or the split (forward or reverse) of its common stock.

i.

Sale of Maker.  Maker shall not have been merged or sold to a third party on or before the Payment Date.

j.

Exhchangeco Shares.  Maker shall not have completed the exchange of shares of common stock of Intelysis Acquisition, Inc. into shares of Maker.

2.

Effect of Event of Default; Remedies.

In the event that one or more Events of Default shall occur, then all liabilities hereunder shall be immediately due and payable without presentment, demand, protest, notice or declaration of any kind whatsoever.  Thereafter, Payee shall have in any jurisdiction where enforcement hereof is sought, the following rights and remedies:  to foreclose the liens and security interest created under this Promissory Note and the Stock Pledge or under any other agreement relating to the Collateral by any available judicial procedure, or without judicial process, to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same, to sell, assign, lease, or otherwise dispose of the Collateral or any part thereof, either at public or private sale or at any broker’s board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Payee, all at Payee’s sole option and as Payee in its reasonable discretion may deem advisable, and Payee may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived by Maker, and Payee shall have the right at its option to apply or be credited with the amount of all or any part of the Principal Amount and interest thereon owing to Payee against the purchase price bid by Payee at any such sale.  The Collateral shall be applied first, to the expenses (including all reasonable attorneys’ fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all outstanding Principal Amount and interest thereon.  Maker shall be liable to Payee and shall pay to Payee on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral, and Payee shall remit to Maker any surplus remaining after all of the Principal Amount and interest thereon have been paid in full.  Maker will, at Payee’s request, assemble all Collateral and make it available to Payee at places which Payee may select, whether at premises of the Maker or elsewhere, and will make available to Payee all premises and facilities of the Maker for the purpose of Payee’s taking possession of Collateral or of removing or putting the Collateral in saleable form.  Upon the occurrence of an Event of Default, Payee shall have the option of requiring Maker to repay the Principal Amount and any and all accrued interest thereon in Preferred Shares of Maker in an amount equal to $50,000.

3.

Definitions.

Collateral.  The assets of Maker as described in Section 4, below.

GAAP:  Generally accepted accounting principles in effect in the United States as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity or other practices and procedures as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.  For purposes of this Promissory Note, GAAP shall be applied in a manner consistent with the historic practices used by the Maker.

Stock Pledge.  That certain Stock Pledge and Security Agreement of even date herewith, by and among the parties signatories thereto and Payee.

4.

Grant of Security Interest.

Maker hereby grants to Payee a lien and security interest in all of its assets, including, but not limited to, the following described property (the “Collateral”):

(a)

Maker’s fee simple interests in real property, if any, which lien and security interest shall be pursuant to those certain deeds of trust of even date herewith executed by the Maker in favor of Payee;

(b)

Maker’s leasehold interest in real property and any and all rights that Maker now has or may hereafter acquire to purchase such real property;

(c)

all accounts receivable now owned or hereafter acquired by Maker;

(d)

all equipment, furniture and fixtures now owned or hereafter acquired by Maker;

(e)

all contract rights now owned or hereafter acquired by Maker;

(f)

all inventory, supplies, goods, merchandise, work in progress, finished goods, and other personal property other than accounts receivable now owned or hereafter acquired by Maker;

(g)

all licenses, permits and other intangible assets of Maker; and

(h)

any and all proceeds of any of the foregoing.

5.

Transfers by Payee.  If agreed to in writing by Maker, Payee may transfer any or all of the obligations hereunder, and upon any such transfer Payee may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of Payee hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Payee shall retain all rights, powers and remedies hereby given.  Payee may at any time deliver any or all of the Collateral to Maker, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Payee shall be thereafter be discharged from any liability therefor.

6.

Forbearance.  If there is an Event of Default, provided there is an imminent sale of Maker (defined as finalized drafts have been exchanged, a purchase deposit has been escrowed and the parties are negotiating in good faith) and Maker is in the process of preparing for it, then Payee will agree to forbear against the default for a period not to exceed four (4) weeks to allow the sale to be completed; provided further that any additional funding will either be made by management of Maker (without affecting the rights of Payee), or by Payee with Payee receiving the value of management’s shares of IYSA stock on a pro rata basis, based upon the amount of the additional funding.  In addition, if after the Payment Date Maker requires additional funds from Payee beyond the amount committed to hereunder, Maker shall repay the Principal Amount and any interest thereon in shares of common stock of Maker held by management in an amount equal to two times the entire funding from Payee.

7.

Certain Covenants.

a.

Maker shall not incur any indebtedness of any kind whatsoever which is senior to the indebtedness created by this Promissory Note.

b.

Maker shall not incur working capital obligations in excess of one hundred thousand ($100,000.00) dollars over the total liabilities of Maker on the Closing Date.

8.

Miscellaneous.

a.

This Promissory Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Maker and Payee; provided that the Maker may not assign or transfer any of its interest hereunder without the prior written consent of Payee.

b.

Maker agrees to pay all collection expenses, court costs and attorneys’ fees and disbursements (whether or not litigation is commenced) that may be incurred in connection with the collection or enforcement of this Promissory Note.

c.

Maker, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Promissory Note.  All payments due hereunder shall be made by Maker without set-off, adjustment, deduction or counter claim.

d.

All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, overnight courier prepaid, or mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

(a)

If to the Maker:

Intelisys Aviation Systems of America, Inc.

815 Bombardier Street

Shediac, NB E4P 1H9 Canada

Telecopy: (506) 533-1470

Attention:  Jock English

(b)

With copies to:

David Lubin & Associates, PLLC

26 East Hawthorne Avenue

Valley Stream, NY 11580

Telecopy: (516) 887-8250

 (c)

If to Payee:

Dr. Mohamed Juman

PO Box 18666

Manama, Bahrain

Telecopy: 011-973-17587115

(d)

With copies to:

Fredric H. Aaron, Attorney at Law, PC

14 Vanderventer Avenue, Suite 212

Port Washington, NY 11050

Fax: (516) 802-3807

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt or (iv) if delivered by mail in the manner described above to the address provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt.

e.

Time is of the essence in the performance of all terms of this Promissory Note.

f.

No single or partial exercise of any power hereunder or any other agreement securing this Promissory Note shall preclude other or further exercise thereof or the exercise of any other power.  No delay or omission on the part of the Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Promissory Note.  The acceptance of any amount due and payable hereunder shall not operate as a waiver with respect to any other amount then owing and unpaid.

g.

Whenever any payment on this Promissory Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest of this Promissory Note.

h.

This Promissory Note is to be governed by and construed in accordance with the laws of the State of New York except to the extent United States federal law permits the Payee to contract for, charge or receive a greater amount of interest.  In any action brought under or arising out of this Promissory Note, the Maker hereby consents to the in personam jurisdiction of any state or federal court sitting in New York, New York, waives any claim or defense that such forum is not convenient or proper, and consents to service of process by any means authorized by New York law.

i.

Maker shall indemnify and hold the Maker, its affiliates, heirs and assignees harmless from any damage and against any liability for loss, costs, claims, expenses (including attorneys’ fees), fines, penalties (including punitive or exemplary damages) and all costs of defense caused by the negligence, errors or omissions, whether intentional or unintentional, of Maker and/or its officers, directors and employees related to or which arise out of this Promissory Note, any other agreement securing the Promissory Note, or any transaction contemplated hereby or thereby.

INTELISYS AVIATION SYSTEMS OF AMERICA, INC.

By: /s/ Jock English

Name: Jock English

Title:   Chief Operating Officer

EXHIBIT 10.2

STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (this “Agreement”) dated as of March 29, 2007, between Jock English (“English”) and Ralph Eisenschmid (“Eisenschmid”; and together with English and their respective successors and permitted assigns, “Pledgors”), in favor of Mohamed Juman (together with his successors and assigns, “Lender”).

RECITALS

WHEREAS, pursuant to that certain Promissory Note in the original principal amount of $160,000 dated of even date herewith (the “Note”) of even date herewith from Pledgors to Lender, Lender has agreed to lend to Intelisys Aviation Systems, Inc. (the “Company”) Eighty Thousand ($80,000) Dollars; and

WHEREAS, in order to induce Lender to provide or continue to provide the financial accommodations described in the Note, Pledgors have agreed to pledge and grant a security interest in the collateral described herein to Lender on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms.  All capitalized terms used herein which are not defined shall have the meanings given to them in the Note.

2.

Pledge and Grant of Security Interest.  To secure the full and punctual payment and performance of the obligations of the Company under the Note (the “Indebtedness”), Pledgors hereby pledge, assign, hypothecate, transfer and grant a security interest to Lender in all their shares of the Company (the “Collateral”).

3.

Delivery of Collateral.  All certificates representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender, substantially in the form of Exhibit A (for English) and Exhibit B (for Eisenschmid) attached hereto.  Pledgors hereby authorize the Company upon demand by Lender to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to Lender, in each case to be held by Lender, subject to the terms hereof.  Upon an Event of Default (“Event of Default”) under the Note given by the Company to the Lender on the date hereof, Lender shall have the right, during such time in its discretion and without notice to the Pledgors, to transfer to or to register in the name of Lender or any of its nominees any or all of the Collateral.

4.

Representations and Warranties of Pledgors.  Each of the Pledgors represents and warrants to Lender (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full) that:

(a)

The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

(b)

This Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

(c)

Pledgor is the direct and beneficial owner of each share of the Collateral.

(d)

All of the shares of the Collateral have been duly authorized, validly issued and are fully paid and nonassessable.

(e)

No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by Lender of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

(f)

There are no pending or, to the best of Pledgors’ knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

(g)

Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to Lender in accordance with the terms of this Agreement.

(h)

Pledgor owns the Collateral and, except for the pledge and security interest granted to Lender hereunder, the Collateral shall be, immediately following the execution and delivery of the Note, free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever, other than restrictions under applicable securities laws (collectively, “Liens”).

(i)

None of the Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

5.

Covenants.  Each of the Pledgors covenants that, until the Indebtedness shall be satisfied in full:

(a)

Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

(b)

Pledgor shall at any time, and from time to time, upon the written request of Lender, execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Lender upon the occurrence of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Lender.

6.

Sale.  Pledgors recognize that, in the Event of Default of the failure by the Company to repay the Indebtedness, Lender may liquidate the Collateral to pay off the balance remaining to be paid.

7.

No Waiver.  Any and all of Lender’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgors shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgors, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Lender in reference to any of the Indebtedness.  Pledgors hereby waive all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consent to be bound hereby as fully and effectively as if Pledgors had expressly agreed thereto in advance.  No delay or extension of time by Lender in exercising any power of sale, option or other right or remedy hereunder, and no failure by Lender to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Lender’s right to take any action against Pledgors or to exercise any other power of sale, option or any other right or remedy.

8.

Waivers.

(a)

EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

9.

Miscellaneous.

(a)

This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

(b)

No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c)

In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this

Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

(d)

This Agreement shall be binding upon Pledgors, and Pledgors’ respective successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

(e)

Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Voting Trust Agreement.

(f)

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

(g)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first above written.

PLEDGORS:

/s/ Jock English

Jock English

/s/ Ralph Eisenchmid

Ralph Eisenschmid

LENDER:

/s/ Dr. Mohamed Juman

Dr. Mohamed Juman

RECEIPT OF COPY ACKNOWLEDGED:

INTELISYS AVIATION SYSTEMS OF AMERICA, INC.

a Delaware corporation

By: /s/ Jock English

Name: Jock English

Title:   Chief Operating Officer

ACKNOWLEDGMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Stock Pledge and Security Agreement, to the extent required by applicable law agrees promptly to note on its books the security interests granted under such Stock Pledge and Security Agreement, agrees that it will comply with instructions originated by the Lender without further consent by Pledgors, and waives any rights or requirement at any time hereafter to receive a copy of such Stock Pledge and Security Agreement in connection with the registration of any Collateral in the name of the Lender or its nominee or the exercise of voting rights by the Lender or its nominee.

INTELISYS AVIATION SYSTEMS OF AMERICA, INC.

a Delaware corporation

By: /s/ Jock English

Name: Jock English

Title:  Chief Operating Officer

EXHIBIT 10.3

VOTING TRUST AGREEMENT

THIS VOTING TRUST AGREEMENT (the  “Agreement”) is dated as of March 29, 2007 by and among INTELISYS AVIATION SYSTEMS OF AMERICA, INC., a Delaware corporation (“Company”), DR. MOHAMED JUMAN (“Lender”)  and all of the  other  signatories  identified  on the signature pages hereto (collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS,  Lender has agreed to lend up to $80,000 to Company pursuant to the terms of that certain Promissory Note in the original principal amount of $160,000 of even date herewith  (the  “Note”);

WHEREAS, Stockholder collectively own, as of the date hereof, ______________ shares of Common Stock of Company (the “Shares”) as reflected on Exhibit A attached hereto, including, without limitation shares of stock convertible into Shares, such as those of Intelisys Acquisition Inc. and APTA Holdings Inc.;

WHEREAS, as a condition to the loan under the Note, and in reliance on Stockholders' representations,  warranties, covenants and agreements hereunder,  IYSA has requested that  Stockholders  agree,  and  Stockholders  have  agreed,  to  enter  into  this Agreement pursuant to which Lender will obtain voting control over the Shares unless and until the Note is repaid in full; and

WHEREAS, this Agreement is being entered into concurrently with the execution of the Note.

NOW,  THEREFORE,  in  consideration  of  the  representations, warranties,  covenants and  agreements  herein  contained,  the parties agree as follows.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

1.  Agreement to Vote.  Stockholders hereby agree that, during the term of this Agreement, at any meeting of the stockholders of Company, however called, and in any action by consent of the stockholders of Company, however taken, Stockholders shall cause the Shares to be present for quorum purposes and to vote at such meeting and shall consult with Lender prior to any such meeting or consent and, in either case, vote the Shares in such manner as is determined by Lender.  In furtherance of this Section 1,  Stockholders  hereby  irrevocably  grant to, and appoint,  Lender, and any individual  designated in writing by Lender, and each of them  individually,  as its proxy and  attorney-in-fact  (with  full power of substitution),  for and in its name,  place and stead, to vote the Shares at any meeting of the  stockholders  of Company.  Stockholders understand and acknowledge that Lender is entering into the Note and the transactions in connection therewith in reliance on Stockholders’ execution and delivery of this Agreement.  Stockholders hereby affirm that the irrevocable proxy set forth in this Section 1 is given in connection with the execution of the Note and the funding of the loan hereunder, and that such irrevocable proxy is given to secure the performance of the duties of Stockholders under this Agreement. Except as  otherwise  provided  for herein,  Stockholders  hereby (i)  affirm  that the irrevocable  proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully  do or cause to be done by virtue  hereof and (iii)  affirms  that this irrevocable  proxy is executed and intended to be irrevocable in accordance with the provisions of Section  212 of the Delaware General Corporation Law. Notwithstanding  any other  provision of this Agreement,  the irrevocable  proxy granted  hereunder  shall  automatically  terminate on the  termination  of this Agreement pursuant to Section 4.

2. Representations and Warranties of Stockholders.  Stockholders represent and warrant to Lender with respect to the Shares owned by them as follows:

2.1 Ownership of Shares. On the date hereof, each Stockholder is the sole record and beneficial owner of his/her/its Shares, except as set forth on Schedule 2.1 attached hereto.  For  purposes  of this  Agreement,  beneficial  ownership  of securities  shall  be  determined  in  accordance  with  Rule  13d-3  under  the Securities  Exchange Act of 1934, as amended (the “Exchange  Act”).  On the date hereof  and at the  Closing  Date,  neither  Stockholders  nor any  Affiliate  of each Stockholder  (other than Company)  owns or will own, of record or  beneficially, solely or jointly  with  others,  (i) any shares of Common  Stock other than the Shares or (ii) any securities  convertible into or  exchangeable  or  exercisable  for  shares of Common  Stock or any rights to acquire any shares of Common Stock other than employee stock options  granted by Company or warrants  issued by the Company (as listed on Schedule  2.1  attached hereto).  Except as set  forth on  Schedule  2.1  attached  hereto,  each Stockholder currently has with respect to the Shares,  good, valid and marketable  title, free and clear of all liens, encumbrances,  restrictions,  options,  warrants,  rights  to  purchase,  voting agreements  or  voting  trusts,  and  claims  of  every  kind  (other  than  the encumbrances  created by this Agreement and other than  restrictions on transfer under applicable federal and state securities laws).

2.2 Power; Binding Agreement.  Each Stockholder has the full legal right, power and authority to enter into and perform all of such Stockholder’s obligations under this Agreement.  The execution, delivery and performance of this Agreement by each Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any voting agreement, stockholder agreement or voting trust. This Agreement has been duly executed and delivered by Stockholders and constitutes a legal, valid and binding agreement of each Stockholder, enforceable in accordance with its terms.  Neither  the  execution  or  delivery  of this Agreement nor the consummation by Stockholders of the  transactions  contemplated hereby  will (a)  require  any  consent or  approval of or filing with any third party,  including any  governmental or other regulatory body, other than filings required  under the federal  securities  laws and consents or waivers  listed on Schedule 2.2 attached hereto, all of which have been obtained, or (b) constitute a violation  of,  conflict  with or  constitute a default  under,  any contract, commitment,  agreement,  understanding,  arrangement or other restriction of any kind to which each Stockholder is a party or by which each Stockholder or its property is bound.

3.  Representations and Warranties of Company.  The Company represents and warrants to Lender and Stockholders as follows:

3.1 Authority.  Company has the full legal right, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Company will not violate or conflict with any other agreement to which it is a party.  This Agreement has been duly executed and delivered by Company and constitutes a legal, valid and binding agreement of each of Company, enforceable against Company in accordance with its terms.  Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby by Company will (a) require any consent  or  approval  of  or  filing  with  any  third  party,   including  any governmental or other  regulatory  body,  other than filings  required under the federal  securities  laws, or (b)  constitute a violation  of,  conflict with or default under, any contract, commitment, agreement,  understanding,  arrangement or other restriction of any kind to which Company is a party or by which either of them or their property is bound.

4.  Termination.  The term of this Agreement commences on the date first above written and continues until it is terminated in accordance with its terms.  This Agreement shall terminate on the earliest of (a) the effective date of a merger, sale or other transfer of the shares of the Company to a third party or (b) upon the repayment in full of all unpaid principal and accrued but unpaid interest on the Note to Lender.

5. Expenses.  Each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisers, provided that the expenses of the Company shall be borne by Company and/or the Stockholders.

6. Covenants

6.1 Except in accordance with the provisions of this Agreement, Stockholders

(and  the  Company,  pursuant  to  Section  6.3  hereof)  agree,  prior  to the termination of this Agreement as provided in Section 4 above,  not to,  directly or indirectly:

 (a) other than as provided in the Note or the other Loan Documents, sell, transfer,  pledge,  encumber,  assign or otherwise dispose of (including  by  merger,   testamentary  disposition,   interspousal  disposition pursuant  to a domestic  relations  proceeding  or  otherwise  or  otherwise  by operation of law), or enter into any contract,  option or other  arrangement  or understanding  with  respect  to  the  sale,  transfer,   pledge,   encumbrance, assignment or other  disposition of, any of the Shares;  except that Stockholders may transfer Shares, with the prior written consent of Lender, to a trust of which there are no beneficiaries other than the parents, spouse or children of such Stockholder,  or otherwise make transfers for estate  planning  purposes,  so long as the  trust and the  trustee(s)  or other transferee(s)  thereof  deliver  a  written  agreement  to  Lender,   reasonably acceptable  to  Lender,  to be  bound  by the  restrictions  set  forth  in this Agreement,  and Lender receives an opinion of counsel reasonably satisfactory to it that this  Agreement  is binding on such  trust and the  trustee(s)  or other transferee(s)  thereof,  as if such trust and trustee(s) or other  transferee(s) were Stockholders.  Any action taken in violation of this Section 6.1(a) shall be void and of no effect; or

 (b) Grant any proxies with respect to any Shares deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares.

6.2 Stockholders agree, during the term of this Agreement, to notify Lender promptly of the number of any shares of Common Stock acquired by Stockholder after the date hereof.

6.3 The Company recognizes and agrees to use its best efforts to enforce the transfer restrictions placed on the Shares under this Agreement.

7. Survival of Representations and Warranties.  Except as expressly provided otherwise, all representations, warranties, covenants and agreements made by Stockholders and/or Company in this Agreement shall survive the termination of this Agreement as set forth in Section 4 and any investigation at any time made by or on behalf of any party.

8. Notices. All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, overnight courier prepaid, or mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8:

(a)

    If to the Company:

Intelisys Aviation Systems, Inc.

815 Bombardier Street

Shediac, NB E4P 1H9 Canada

Telecopy: (506) 533-1470

Attention:  Jock English

(b)

If to Stockholders:

Jock English

__________________

__________________

Telecopy: ________

Ralph Eisenschmid

___________________

___________________

Telecopy: ________

(c)

With copies to:

David Lubin, Esq.

David Lubin & Associates, PLLC

26 East Hawthorne Avenue

Valley Stream, NY 11580

Telecopy: (516) 887-8250

(d)

      If to Lender:

Dr. Mohamed Juman

PO Box 18666

Manama, Bahrain

Telecopy: 011-973- 17587115

(e)

With copies to:

Fredric H. Aaron, Esq.

Fredric H. Aaron, Attorney at Law, PC

14 Vanderventer Avenue, Suite 212

Port Washington, NY 11050

Telecopy: (516) 802-3807

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 8, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 8, be deemed given upon receipt, (iii) if delivered by overnight courier to the address as provided in this Section 8, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt or (iv) if delivered by mail in the manner described above to the address provided in this Section 8, be deemed given on the earlier of the third business day following mailing or upon receipt.

9. Legend.  In addition to any other legend that may be required by applicable law,  each  share  certificate  representing  Shares  that are  subject  to this Agreement  shall  have  endorsed,  to the  extent  appropriate,  on its face the following words:

                    THE   SECURITIES   REPRESENTED BY THIS

                    CERTIFICATE MAY NOT BE OFFERED, SOLD,

                    TRANSFERRED,      PLEDGED,     ASSIGNED,

                    HYPOTHECATED OR OTHERWISE DISPOSED OF

                    UNLESS SUCH TRANSFER COMPLIES WITH THE

                    PROVISIONS OF A VOTING TRUST AGREEMENT DATED

                    AS OF MARCH 6, 2007 (THE   "VOTING TRUST

                    AGREEMENT"), A COPY OF WHICH IS ON FILE

                    AND MAY BE INSPECTED AT THE PRINCIPAL

                    OFFICE OF THE COMPANY.  NO TRANSFER OF

                    THE SECURITIES WILL BE MADE ON THE BOOKS

                    OF THE COMPANY UNLESS ACCOMPANIED BY

                    EVIDENCE OF COMPLIANCE WITH THE TERMS OF

                    SUCH VOTING AGREEMENT.  THE SECURITIES

                    REPRESENTED BY THIS CERTIFICATE ARE ALSO

                    SUBJECT TO OTHER RIGHTS AND OBLIGATIONS

                    AS SET FORTH IN THE VOTING TRUST AGREEMENT.

10. Further Assurances. Each party to this Agreement shall execute such assignments, endorsements and other instruments and documents and shall give such further assurances as shall be necessary to perform its obligations hereunder.

11. Waivers and Amendments. This Agreement may be amended, superseded or canceled; and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties hereto or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it recites that it is intended to amend, supersede or cancel this Agreement or to waive compliance with one or more of the terms hereof, as the case may be.

12. Governing Law. This Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and intended to be performed in such State, without giving effect to principles of conflicts of laws, and any applicable law of the United States of America. To the fullest extent permitted by law, Stockholders, the Company and Lender hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Agreement and this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.  Each party agrees that any legal suit, action or proceeding against Stockholders, the Company and Lender arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, and each of Stockholders, the Company and Lender waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and each of Stockholders, the Company and Lender hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

13. Waiver of Jury Trial. STOCKHOLDERS, COMPANY AND LENDER TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING INCLUDING WITHOUT LIMITATION, ANY TORT ACTION BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT.

14. Binding Agreement; Assignments. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

15. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, then, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16. Section Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

18. No Third Party Beneficiaries. This Agreement is entered into for the benefit of the parties hereto, and no third parties shall have any direct rights hereunder.

19. Entire Agreement. This Agreement, taken together with the Note and the other Loan Documents, supersedes all prior written agreements and understandings between the parties hereto with respect to the subject matter hereof, whether express or implied, written or oral.

IN WITNESS  WHEREOF,  Lender,  Stockholders and Company have executed  this  Agreement or caused this  Agreement to be executed by their duly authorized  officers,  as the  case may be,  each as of the date and year  first above written.

STOCKHOLDERS:

/s/ Jock English

Jock English

/s/ Ralph Eisenschmid

Ralph Eisenschmid

LENDER:

/s/ Dr. Mohamed Juman

Dr. Mohamed Juman

COMPANY:

INTELISYS AVIATION SYSTEMS OF AMERICA, INC.

a Delaware corporation

By: /s/ Jock English

Name:  Jock English

Title:    Chief Operating Officer